EXHIBIT 10.7.1

THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO OR THERETO UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DIAMONDHEAD CASINO CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

DIAMONDHEAD CASINO CORPORATION

PROMISSORY NOTE

Principle Amount $	Issue Date: , 2010

FOR VALUE RECEIVED, Diamondhead Casino Corporation, a Delaware corporation, located at 1301 Seminole Boulevard, Suite 142, Largo, Florida 33770 (hereinafter called “the Company” or “the Borrower”), hereby promises to pay to                                              , (the “Holder”) located at                                                              , without demand, the principal amount of                              Dollars ($            ), plus all accrued and unpaid interest thereon, on the Maturity Date,” as defined below, to the extent the principal has not previously been paid or converted into Common Stock of the Company as set forth below.

This Note is one of a duly authorized issue of twelve percent (12%) unsecured, convertible Promissory Notes of the Borrower, in aggregate maximum principal amount of up to Seven Hundred and Fifty Thousand Dollars ($750,000) (the “Promissory Notes”) issued pursuant to a Subscription Agreement (the “Subscription Agreement”). The Promissory Notes rank equally and ratably without priority over one another. No payment, including any prepayment, shall be made hereunder unless payment, including any prepayment, is offered with respect to the other Promissory Notes, in an amount which bears the same ratio to the then unpaid principal amount of such Promissory Notes as the payment made hereon bears to the then unpaid principal amount under this Note. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note.

ARTICLE I

GENERAL PROVISIONS

1.1 Interest Rate.

Interest on the outstanding principal balance of this unsecured, convertible Promissory Note (hereafter “this Note”) shall accrue, beginning from the Issue Date stated above, at a rate of twelve percent (12%) per annum. Interest on this Note shall be paid in cash or Common Stock of the Company at the sole option of the Borrower. Interest shall be payable semi-annually and, if paid in Common Stock, computed based upon the average bid closing price of the Common Stock for the thirty consecutive business days prior to June 30 and December 31 of each year. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a 365 day year.

1.2 Maturity Date.

The maturity date (“Maturity Date”) of this Note shall be two years from the above-stated Issue Date of this Note.

1.3 Prepayment in Cash.

This Note shall not be subject to any prepayment in cash by the Borrower without the consent of the Holder.

ARTICLE II

CONVERSION RIGHTS

2.1. Conversion into the Borrower’s Common Stock.

Holder’s Right to Convert

The Holder shall have the right to convert the unpaid principal due under this Note into Common Stock of the Borrower at any time.

The Holder shall exercise its right of conversion by forwarding the original of the Note, together with a Notice of Conversion, signed by the Holder, notifying the Borrower that the Holder is exercising its right to convert the unpaid principal due under the Note to Common Shares of the Borrower. For each Unit purchased for $25,000, the Note shall be convertible into a maximum of 50,000 shares of Common Stock of the Borrower. As soon as is practicable after receipt of the Notice of Conversion and subject to the receipt of the original Note (or if the original Note has been lost or destroyed, an affidavit of Holder certifying to such loss or destruction), the Company shall issue and deliver, or cause to be issued and delivered to the Holder, a certificate or certificates for the number of shares due the Holder. Any unpaid interest due on the Note shall, at the option of the Borrower, be payable in cash or in Common Stock of the Borrower. If paid in Common Stock, the number of shares of Common Stock payable in interest shall be computed by dividing the unpaid interest due by the average closing bid price of the Common Stock for the thirty (30) consecutive business days prior to the date of the Notice of Conversion.

In the event, the Borrower has made payment of a portion of the principal due under this Note, the number of shares due the Holder upon exercise of the right to convert shall be proportionally adjusted to an amount computed by multiplying the original number of shares available for conversion pursuant to this Note by a fraction, where the numerator is the remaining unpaid principal balance of the note and the denominator is $25,000 multiplied by the number of units purchased.

Borrower’s Right to Convert

The Borrower shall have the right to convert the principal and any interest due under this Note into Common Stock of the Borrower as set forth below.

Upon written notice to the Holder, the Borrower may, after a minimum of one hundred and eighty (180) calendar days from the Issue Date or, alternatively, after the price of the Common Stock of the Borrower is at or above One Dollar ($1.00) per share for thirty (30) consecutive business days prior to the date of written notice to the Holder, convert the outstanding principal due under this Note into shares of fully-paid and nonassessable shares of Common Stock of the Borrower. For each Unit purchased for $25,000, the Note shall be convertible into a maximum of 50,000 shares of Common Stock of the Borrower. Any unpaid interest due on the Note shall, at the option of the Borrower, be payable in cash or in Common Stock of the Borrower. If paid in Common Stock, the number of shares of Common Stock payable in interest shall be computed by dividing the unpaid interest due by the average closing bid price of the Common Stock for the thirty (30) consecutive business days prior to the Conversion Date. The Holder agrees that it has no right to prevent the Borrower from effecting such conversion without the Holder’s consent.

In the event, the Borrower has made payment of a portion of the principal due under this Note, the number of shares due the Holder upon exercise of the right to convert shall be proportionally adjusted to an amount computed by multiplying the original number of shares available for conversion pursuant to this Note by a fraction, where the numerator is the remaining unpaid principal balance of the note and the denominator is $25,000 multiplied by the number of units purchased.

2.2 Notice of Conversion.

The Borrower shall exercise its right of conversion by forwarding a Notice of Conversion, signed by the President of the Borrower, to the Holder, a) notifying the Holder that the Borrower is exercising its right to convert the Note to Common Shares of the Borrower and the effective date of conversion (“the Conversion Date”), which date shall be at least ten (10) calendar days from the date of the Notice of Conversion, but no later than thirty (30) calendar days from the date of the Notice of Conversion; and b) notifying the Holder of the amount of interest to be paid and whether the interest will be paid in cash or in Common Stock of the Borrower. The Holder agrees to surrender the original Note not later than seven (7) business days following receipt of the Notice of Conversion (or if the original Note has been lost or destroyed, to provide an affidavit certifying to such loss or destruction). As soon as is practicable after the Conversion Date and subject to the receipt of the original Note (or if the original Note has been lost or destroyed, an affidavit of Holder certifying to such loss or destruction), the Company shall issue and deliver, or cause to be issued and delivered to the Holder, a certificate or certificates for the number of shares due the Holder with interest computed as of the Conversion Date.

2.3 Fractional Shares.

No fractional shares shall be issued. The number of shares due the Holder will be rounded up or down to the nearest share.

ARTICLE III

EVENT OF DEFAULT

3.1 Event of Default.

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

(a) Failure to Pay Principal or Interest. The Borrower fails to pay principal, interest or other sum due under this Note when due and such failure continues for a period of sixty (60) business days after the due date.

(b) Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement or this Note in any material respect and such breach, if capable of cure, continues for a period of sixty (60) business days after written notice to the Borrower from the Holder.

(c) Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect as of the date made and the Closing Date, and would otherwise have a material adverse effect on the Borrower.

(d) Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(e) Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $1,500,000, and shall remain unvacated, unbonded or unstayed for a period of ninety (90) business days.

(f) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within ninety (90) business days of initiation.

3.2 Remedies Upon An Event of Default.

If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 3.1(f), without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Borrower, the outstanding principal balance and accrued interest hereunder shall be automatically due and payable, and (ii) Sections 3.1(a) through (e), the Holder may exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

ARTICLE IV

MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver.

No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices.

All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail by registered or certified mail, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communication shall be the addresses set forth in the Subscription Agreement or such other address as such party shall have specified most recently by written notice.

4.3 Assignability.

This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Holder and its successors in interest. This Note may not be assigned by the Holder without the prior written consent of the Company, except to an Affiliate of Holder that is an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933.

4.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.

The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Borrower to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Borrower agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

4.5 WAIVER OF TRIAL BY JURY.

THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIEVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMNT FOR THE PAYEE’S PURCHASING THIS NOTE.

4.6 Payment Not Subject to Set-Off.

The Borrower acknowledges that it has not and will not be permitted to assert any right of set-off or counterclaim with respect to its obligation to pay the principal and interest as of the Maturity Date as set forth herein and hereby waives any and all defenses it may have in the future with respect to such payment, except to the extent that (a) this Note has been converted into Common Stock in accordance with Article II prior to the Maturity Date, (b) the Borrower’s defense is that Borrower has paid part or all of the principal and interest due hereon in accordance with the terms hereof or (c) the Holder has expressly waived its right to such payment in a writing signed by Holder.

4.7 Governing Law and Jurisdiction.

The parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court of competent jurisdiction in the State of Delaware and they hereby submit to the exclusive jurisdiction of the courts of the State of Delaware with respect to any action or legal proceeding commenced by any party and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum.

4.8 Construction.

This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties prepared it.

4.9 Maximum Payments.

Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.0 Shareholder Status.

The Holder shall not have any rights as a shareholder of the Borrower with respect to shares underlying unconverted portions of this Note. However, the Holder will have all rights of a shareholder of the Borrower with respect to Common Stock, if any, issued upon conversion of this Note and with respect to Common Stock, if any, issued in payment of interest due on this Note.

5.1 Incorporation by Reference.

The Private Placement Memorandum of Diamondhead Casino Corporation dated March 1, 2010, the Accredited Investor Questionnaire, the Subscription Agreement, and the Warrant to Purchase Common Stock of Diamondhead Casino Corporation are incorporated herein by reference, together with all exhibits and appendices thereto and documents incorporated by reference therein.

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name by an authorized officer as of the          day of                     , 2010

DIAMONDHEAD CASINO CORPORATION
By: Deborah A. Vitale
Title: President